Exhibit 99.2
Results of Pivotal Phase 3 Trial of Uproleselan in Relapsed/Refractory (R/R) Acute Myeloid Leukemia (AML) June 2024 | NASDAQ: GLYC

2 • To the extent that statements contained in this presentation are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of the management of GlycoMimetics, Inc. (“GlycoMimetics,” “we,” “us,” or “our”). Forward-looking statements contained in this presentation may include, but are not limited to: (i) potential indications, benefits and impact of our drug candidates, including uproleselan; (ii) our plans for interactions with regulatory authorities; (iii) business and product development strategies, including potential partnering activities for our programs; (iv) our projected cash runway; and (v) any other statement containing terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. • Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those discussed, implied or otherwise anticipated by such statements. You are cautioned not to place undue reliance on such forward-looking statements, which are current only as of the date of this presentation. Examples of risks, uncertainties and factors that may cause differences between our expectations and actual results include unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, whether results of early clinical trials will be indicative of results from later clinical trials, changes in the regulatory environment for our drug candidates, failure of our collaborators to support or advance our collaborations or drug candidates, our need for future capital, the inability to adequately protect our intellectual property, and becoming a party to litigation or other disputes. For a further description of the risks associated with forward-looking statements, as well as other risks facing GlycoMimetics, please see the risk factors described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on March 27, 2024; the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2024; and other reports we file with the U.S. Securities and Exchange Commission from time to time, including those factors discussed under the caption “Risk Factors” in such filings. Forward-looking statements speak only as of the date of this presentation, and GlycoMimetics undertakes no obligation to update or revise these statements, except as may be required by law. Forward-Looking Statements

Welcome & Introduction Harout Semerjian President and Chief Executive Officer

Event Agenda 4 Welcome & Introduction Harout Semerjian, President and Chief Executive Officer Trial Overview: Pivotal Phase 3 Trial of Uproleselan in R/R AML Edwin Rock, M.D., Ph.D., Chief Medical Officer Trial Results: Pivotal Phase 3 Trial of Uproleselan in R/R AML Dan DeAngelo, M.D., Ph.D., Dana-Farber Cancer Institute Path Forward Harout Semerjian, President and Chief Executive Officer Question and Answer

Trial Overview: Pivotal Phase 3 Trial of Uproleselan in R/R AML Edwin Rock, M.D., Ph.D. Chief Medical Officer

301 Trial Has Enrolled 388 Relapse and Refractory AML Patients, and is One of the Longest Randomized Placebo-Controlled AML Trials, Running from 2018 to 2024 6 Enrollment Completed in November 2021; Data Cutoff end Q1 2024, Topline Results Reported in Q2 2024 KEY ELIGIBILITY CRITERIA • ≥18 and ≤75 years in age • AML – primary refractory or first or second relapse • Eligible for intensive salvage treatment • <1 prior HSCT Placebo plus MEC or FAI (N=190) Placebo plus HiDAC or IDAC Uproleselan plus MEC or FAI (N=190) Uproleselan plus HiDAC or IDAC 1:1 Randomization (stratified by age, disease status and backbone chemo) Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-up for Overall Survival not censored for transplant. HSCT: Hematopoietic Stem Cell Transplantation , MEC: Mitoxantrone, etoposide and cytarabine , FAI: Fludarabine, cytarabine and idarubicin, HiDAC/IDAC: High-dose or Intermediate-dose cytarabine Randomize 1:1

Statistic Uproleselan (N=194) Placebo (N=194) Hazard Ratio, 95% CI P-value Events (%) 121 (62.4) 138 (71.1) Censored (%) 73 (37.6) 56 (28.9) Median 13.0 12.3 0.89 95% CI 8.7 - 19.4 9.6 - 17.3 0.69 - 1.15 0.3869 CI: Confidence Interval 7 Median Overall Survival (mOS) in the Intent-To-Treat (ITT) Population was 13.0 Months versus 12.3 Months; Statistical Significance was not Achieved Overall Survival (months)

EOI: End of Induction, IERC: Independent Endpoint Review Committee, MRD-: Measurable Residual Disease-Negative 8 Additional Endpoints Including CR MRD- Trended Favorably for Uproleselan vs. Placebo Additional Endpoints Uproleselan N=194 (%) Placebo N=194 (%) Treatment Difference P-value Induction Emergent Severe Oral Mucositis 14 (7.2) 14 (7.2) 0.0 0.9830 Complete Remission (CR), EOI / IERC 70 (36.1) 65 (33.5) 2.6 0.6236 Remission (CR/CRh), EOI / IERC 90 (46.4) 80 (41.2) 5.2 0.2437 Post-Treatment Stem Cell Transplant Rate (All) 101 (52.1) 99 (51.0) 1.0 0.8638 MRD- CR, EOI / IERC (n=70 / n=65) 47 (67.1) 40 (61.5) -- --

Trial Results: Pivotal Phase 3 Trial of Uproleselan in R/R AML Daniel J. DeAngelo, M.D., Ph.D., Dana-Farber Cancer Institute

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes

Randomization Strata

Backbone Chemotherapy
MEC (N=194) vs FAI (N=194)

Disease Status
Primary Refractory (N=128)
Early Relapse (N=50)
Late Relapse (N=210)

Age
<60 years (N=218)
≥60 years (N=170)

Depth of Response and Transplant

MRD- Status
(N=144)

Transplantation Status
Yes (N=200)
No (N=188)

Safety and Tolerability

AEs & Serious TEAEs

MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

GlycoMimetics 10

Uproleselan Survival Results Vary by Stratification Factors And Other Subgroups 11 MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, CI: Confidence Interval, MRD: Measurable Residual Disease, EOI: End of Induction. Overall Survival Subgroups Hazard Ratio (95% CI) Age • < 60 years 0.79 (0.55 - 1.12) • ≥ 60 years 1.03 (0.71 - 1.48) Backbone Chemotherapy • MEC 1.06 (0.75 – 1.51) • FAI 0.73 (0.50 – 1.06) BL Disease Status • Primary Refractory 0.58 (0.37 - 0.91) • Relapse ≤ 6 months 1.50 (0.69 - 3.27) • Relapse > 6 months 1.10 (0.77 - 1.57) Overall Survival Subgroups Hazard Ratio (95% CI) Disease Response • CR 0.92 (0.54 - 1.59) • CR/CRh 1.01 (0.64 – 1.60) Post-Treatment Transplant (All) • Yes 0.59 (0.38 - 0.91) • No 1.42 (1.01 - 2.00) MRD Status at EOI • Negative 0.49 (0.28 – 0.84) • Positive 1.27 (0.85 – 1.90)

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes 12 Backbone Chemotherapy MEC (N=194) vs FAI (N=194) Randomization Strata MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

13 mOS in Patients Treated with Uproleselan plus FAI was 30.2 Months vs. 12.8 Months with FAI alone; No Significant Difference in mOS Observed Between Uproleselan/Placebo in MEC Treated Patients OS by Subgroups: MEC vs FAI MEC Uproleselan (N = 96) Placebo (N = 98) Hazard Ratio 95% CI Events (%) 66 (68.8) 71 (72.4) Censored (%) 30 (31.3) 27 (27.6) Median 8.7 12.3 1.06 95% CI 6.7 - 13.4 7.8 - 19.9 0.75 - 1.51 FAI Uproleselan (N = 98) Placebo (N = 96) Hazard Ratio 95% CI Events (%) 55 (56.1) 67 (69.8) Censored (%) 43 (43.9) 29 (30.2) Median 30.2 12.8 0.73 95% CI 10.1 - 40.7 9.3 - 18.3 0.50 - 1.06 MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, CI: Confidence Interval

14 mOS in Transplanted Patients Treated with Uproleselan was Not Reached, Regardless of Backbone Chemotherapy OS by Subgroups: Transplant, MEC and FAI MEC Transplant Uproleselan (N = 47) Placebo (N = 46) Median (mo.) Not Reached 24.44 HR (95% CI) 0.52 (0.28 – 0.97) FAI Transplant Uproleselan (N = 54) Placebo (N = 53) Median (mo.) Not Reached 26.28 HR (95% CI) 0.66 (0.35 – 1.23) MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, HR: Hazard Ratio, CI: Confidence Interval

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes 15 Randomization Strata Disease Status Primary Refractory (N=128) Early Relapse (N=50) Late Relapse (N=210) MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

16 Primary Refractory Patients Treated with Uproleselan had mOS of 31 Months vs 10 Months with Chemotherapy Alone; this Benefit was not Observed with Uproleselan in Early/Late Relapse Patients Statistic Uproleselan (N = 62) Placebo (N = 66) Median 31.18 10.09 95% CI 8.08 – NE 7.95 – 15.77 HR (CI) 0.58 (0.37 – 0.91) Statistic Uproleselan (N = 28) Placebo (N = 22) Median 3.65 6.39 95% CI 1.64 – 6.87 4.57 – 8.15 HR (CI) 1.50 (0.69 – 3.27) Statistic Uproleselan (N = 104) Placebo (N = 106) Median 15.41 18.17 95% CI 9.79 – 30.19 12.22 – 25.59 HR (CI) 1.10 (0.77 – 1.57) Primary Refractory Early Relapse Late Relapse NE: Not Reached, HR: Hazard Ratio, CI: Confidence Interval

Clinically Meaningful Response Rates and Duration in Primary Refractory Patients 17 Response Rates in Primary Refractory Patients Endpoint Uproleselan (N = 62) Placebo (N = 66) Treatment Difference 95% CI P-value Complete Remission (CR) Rate at EOI (IERC) n (%) 20 (32.3) 18 (27.3) 5.0 95% CI 20.9 – 45.3 17.0 – 39.6 -10.7 – 20.4 0.5424 Remission (CR/CRh) rate at EOI (IERC) n (%) 24 (38.7) 23 (34.8) 3.9 95% CI 26.6 – 51.9 23.5 – 47.6 -12.5 – 20.1 0.6801 Duration of Response (DoR) in Primary Refractory Patients Uproleselan (N = 62) Placebo (N = 66) Hazard Ratio CR Achieved 20 18 Events* (%) 6 (30.0) 14 (77.8) Median DoR Not Reached 12.7 0.26 95% CI 4.4 – NE 3.7 – 27.6 0.09 – 0.75 CR/CRh Achieved 24 23 Events* (%) 7 (29.2) 17 (73.9) Median DoR Not Reached 12.7 0.26 95% CI 33.8 – NE 3.7 – 25.2 0.10 – 0.67 Response Rates Trending in Favor of Uproleselan vs. Placebo Median Duration of Response was Not Reached in the Uproleselan Arm IERC: Independent Endpoint Review Committee, CI: Confidence Interval, NE: Not Reached

18 Primary Refractory Patients Achieve Greater mOS with Uproleselan Regardless of Backbone Chemotherapy; this Benefit was Particularly Significant in FAI plus Uproleselan MEC Uproleselan (N = 23) Placebo (N = 27) Median 12.2 8.0 95% CI 3.6 – NE 4.1 – 19.9 HR (CI) 0.68 (0.34 – 1.38) FAI Uproleselan (N = 39) Placebo (N = 39) Median 33.8 10.2 95% CI 8.1 – NE 8.6 – 19.7 HR (CI) 0.53 (0.30 – 0.93) MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, HR: Hazard Ratio, CI: Confidence Interval

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes 19 MRD- Status (N=144) Depth of Response and Transplant MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

20 Patients Achieving MRD- Status at EOI had mOS > 2 years; mOS in Uproleselan Treated Patients Not Reached, Regardless of Backbone Chemotherapy Statistic Uproleselan (N = 76) Placebo (N = 68) Median Not Reached 24.1 95% CI 40.7 – NE 14.5 – NE HR (CI) 0.49 (0.28 – 0.84) NE: Not Reached, HR: Hazard Ratio, CI: Confidence Interval

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes 21 Depth of Response and Transplant Transplantation Status Yes (N=200) No (N=188) MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

22 Transplanted Patients Achieved mOS > 2 Years; mOS in Uproleselan Treated Patients who Received Transplant was Not Reached Transplant Uproleselan (N = 101) Placebo (N = 99) Hazard Ratio Events (%) 40 (39.6) 55 (55.6) Censored (%) 61 (60.4) 44 (44.4) Median Not Reached 24.8 0.59 95% CI 40.7 – NE 17.7 – NE 0.38 – 0.91 No Transplant Uproleselan (N = 93) Placebo (N = 95) Hazard Ratio Events (%) 81 (87.1) 83 (87.4) Censored (%) 12 (12.9) 12 (12.6) Median 4.3 6.0 1.42 95% CI 3.4 – 6.3 4.0 – 8.3 1.01 – 2.00 No Transplant Transplant NE: Not Reached, CI: Confidence Interval

23 mOS Not Reached in Uproleselan Treated Patients who Received Transplant, Regardless of Backbone Chemotherapy MEC Transplant Uproleselan (N = 47) Placebo (N = 46) Median (mo.) Not Reached 24.44 HR (95% CI) 0.52 (0.28 – 0.97) FAI Transplant Uproleselan (N = 54) Placebo (N = 53) Median (mo.) Not Reached 26.28 HR (95% CI) 0.66 (0.35 – 1.23) MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, HR: Hazard Ratio, CI: Confidence Interval

301 Trial Captured Significant Data Across a Range of Categories Informing Relationship of Factors Impacting Survival Outcomes 24 AEs & Serious TEAEs Safety and Tolerability MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event

301 Safety Observations Consistent with Known Safety Profile for Uproleselan • No known adverse DDI • No CYP inhibition/induction • No dose limiting toxicities • No hERG signal (of QT prolongation) • No Differentiation Syndrome 25 DDI: Drug-drug Interaction, TEAE: Treatment-Emergent Adverse Event, m: total number of events Adverse Events Consistent with Known Safety Profile for Backbone Chemotherapy Regimens Adverse Events Uproleselan n (%) [m] Placebo n (%) [m] Total n (%) [m] Serious TEAE 69 (35.9) [97] 66 (34.2) [97] 135 (35.1) [194] ≥ Grade 3 TEAE 165 (85.9) [775] 169 (87.6) [744] 334 (86.8) [1519] TEAE → Discontinuation 3 (1.6) [3] 2 (1.0) [2] 5 (1.3) [5] Deaths 13 (6.8) [13] 13 (6.7) [14] 26 (6.8) [27] Treatment-Emergent Adverse Events

26 Clinically Meaningful Benefit Observed with Uproleselan Across Multiple Pre-Specified Subgroups Survival Outcomes • Transplanted patients on placebo had mOS greater than 2 years vs not yet reached on Uproleselan with a hazard ratio of 0.59 • mOS in FAI patients treated with Uproleselan was 30.2 months vs. 12.8 months with placebo and a hazard ratio of 0.73 • Primary Refractory patients treated with Uproleselan had mOS of 31.2 months vs 10.1 months with placebo and a hazard ratio of 0.58 • Median DoR was Not Reached for Primary Refractory patients treated with Uproleselan + Chemotherapy • Age of the patient had no meaningful impact across both arms of the trial • Adverse events were consistent with known side effect profiles of chemotherapy used in the trial MEC: Mitoxantrone, etoposide and cytarabine, FAI: Fludarabine, cytarabine and idarubicin, MRD-: Measurable Residual Disease-Negative, AE: Adverse Event, TEAE: Treatment-Emergent Adverse Event; DoR: Duration of Remission

Path Forward Harout Semerjian President and Chief Executive Officer

Despite Recent Advances in AML, Treatment Options are Needed for Patients with Primary Refractory Acute Myeloid Leukemia

PRIMARY REFRACTORY

Up to 40%

OF NEWLY DIAGNOSED AML

- NCCN and ELN guidelines denote Primary Refractory AML predicts poor prognosis
- Current treatment: salvage CT; HCT strongly recommended for eligible patients
- Only 15-20% achieve CR with salvage therapy[2]
- 5-yr OS: 5-10%[2]. In patients w/ AlloHCT, 5yr OS 20-30%[1]

[1] K.H. Begna et al. European LeukemiaNet-defined primary refractory acute myeloid leukemia: the value of allogeneic hematopoietic stem cell transplant and overall response. Blood Cancer Journal 2022

[2] F. Ravandi et al. Characteristics and outcome of patients with acute myeloid leukemia refractory to 1 cycle of high-dose cytarabine-based induction chemotherapy. Blood, 23 December 2010 Volume 116, Number 26

UK MRC retrospective analysis of outcomes of newly diagnosed AML (N=8907) based on response to initial therapy



Primary Refractory AML
100
75
50
25
0
% Still alive
0
1
2
3
4
5
Years from refractory
No. Patients
No. Events
CR post C1 5480 3483
RES 2548 2171
REF1 802 741
PR 1746 1430
REF2 473 441
CR post C1
RES
REF1
PR
REF2
40%
21%
17%
9%
8%

Survival from first being identified as refractory according to the definitions studied or entering complete remission (CR) after one course (C1) of induction chemotherapy a) CR post C1, RES (resistant disease; failure to achieve CR after C1), REF1 (minor or no response to C1), PR (partial response to C1), REF 2 (failure to achieve CR after 2 courses of IC);

P. Fergusson et al. An operational definition of primary refractory acute myeloid leukemia allowing early identification of patients who may benefit from allogeneic stem cell Transplantation Haematologica 2016 Volume 101(11):1351-1358

GlycoMimetics 28

Near-Term Focus

Pivotal Phase 3 Trial of Uproleselan

- **Phase 3 trial** in R/R AML (n=388), results announced in Q2 2024
- **Significant unmet need and clinically meaningful data** including mOS of 31.18 months vs 10.09 months and a hazard ratio of 0.58 in primary refractory AML
- Exploring a **potential regulatory pathway** for uproleselan in certain AML patients, such as the primary refractory population

Multiple Ongoing Uproleselan Clinical Trials

- **Fully enrolled Phase 2 trial** in front-line AML (n=267) ongoing, **NCI-sponsored**
- **Ongoing IITs** in other AML populations. Preliminary data presented at ASH 2022/2023

Targeted Operational Execution

- **Extended cash** into Q1 2025
- Seeking partnership on the SCD program

GlycoMimetics

29

Thank you. Questions? June 2024 | NASDAQ: GLYC

Additional Trial Data June 2024 | NASDAQ: GLYC

CRc: Complete Remission Composite, ELN: European Leukemia Net, CI: Confidence Interval, MRD: Measurable Residual Disease. 32 Uproleselan Survival Results Vary by Stratification Factors And Other Subgroups Overall Survival Subgroups Hazard Ratio (95% CI) Sex • Female 0.93 (0.63 - 1.36) • Male 0.95 (0.67 - 1.36) BL ELN Risk • Favorable 0.72 (0.38 - 1.38) • Intermediate 0.71 (0.39 - 1.29) • Adverse 1.24 (0.85 - 1.82) Overall Survival Subgroups Hazard Ratio (95% CI) Disease Response • CR 0.92 (0.54 - 1.59) • CR/CRh 1.01 (0.64 – 1.60) • CR/CRi 0.86 (0.52 - 1.41) • CRc 0.94 (0.62 - 1.45) • CRc/MLFS/PR 0.80 (0.55 - 1.17) • No response 1.01 (0.70 - 1.46) CRc and MRD • Negative 0.63 (0.34 - 1.16) • Positive 1.66 (0.67 - 4.11)

EOI: End of Induction, IERC: Independent Endpoint Review Committee, MRD-: Measurable Residual Disease-Negative 33 Secondary Endpoints and CRc MRD- Trended Favorably for Uproleselan vs. Placebo Additional Endpoints Uproleselan N = 194 n (%) Placebo N = 194 n (%) Treatment Difference P-value Subsequent AML Rx in Non-Responders (n=80 / n=78) 32 (40.0) 36 (46.2) -6.2 0.3865 MRD-MRD- CR/CRi, EOI / IERC (n=77 / n=80) 50 (64.9) 47 (58.8) MRD- CR/CRh/CRi, EOI / IERC (n=97 / n=95) 64 (66.0) 56 (58.9) MRD- CR/CRh/CRi/MLFS/PR, EOI / IERC (n=114 / n=116) 70 (61.4) 64 (55.2)

34 Primary Refractory Patients Treated with Uproleselan had Significantly Greater Duration of Remission versus Placebo Primary Refractory Uproleselan N = 62 Placebo N = 66 Hazard Ratio CR/CRh/CRi Achieved 26 29 Events* (%) 8 (30.8) 21 (72.4) Median DoR Not Reached 12.7 0.28 95% CI 33.8 – NE 6.1 – 16.0 0.12 – 0.68 * Event defined as loss of achieved response DoR: Duration of Remission, CI: Confidence Interval

CI: Confidence Interval 35 Response Rates Trending in Favor of Uproleselan vs. Placebo in Primary Refractory Patients Primary Refractory Endpoint Uproleselan (N = 62) Placebo (N = 66) Treatment Difference 95% CI P-value Incidence of Severe Oral Mucositis During Induction n (%) 0 1 (1.5) -1.5 95% CI 0.0 – 5.8 0.0 – 8.2 -8.1 – 4.5 1.000